UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2022

Crown Electrokinetics Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-249833	47-5423944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110 NE Circle Blvd.

Corvallis, Oregon 97330

(Address of Principal Executive Offices)

(800) 674-3612

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement

Underwriting Agreement

On July 19, 2022, Crown Electrokinetics Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC (the “Representative”), as representative of the underwriters set forth on Schedule I thereto (collectively, the “Underwriters”), relating to the Company’s public offering (the “Offering”) of its common stock, par value $0.0001 per share (the “Common Stock”). Under the Underwriting Agreement, the Company agreed to sell 1,250,000 shares of Common Stock to the Underwriters, at a purchase price per share of $0.744 (the offering price to the public of $0.80 per share minus the underwriters’ discount), pursuant to the Company’s registration statement on Form S-3 (File No. 333-262122) (the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The Company has also granted to the underwriters a 30-day option to purchase up to 187,500 additional shares of Common Stock to cover over-allotments.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

The closing of the Offering is expected to occur on July 22, 2022, subject to customary closing conditions.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Underwriter Warrant

At the closing of the Offering, pursuant to the Underwriting Agreement, the Company will issue to the Representative, or at the Representative’s direction, a warrant (the “Underwriter Warrant”) to purchase 62,500 shares of Common Stock. Such warrant may be exercised beginning on the date that is 180 days after July 22, 2022 until July 19, 2022. The exercise price of the Underwriter Warrant is $0.80 per share.

The foregoing summary of the Underwriter Warrant is qualified in its entirety by reference to the full text of the Underwriter Warrant, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities

The information set forth in Item 1.01 with respect to the Underwriter Warrant is incorporated by reference here.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 19, 2022, by and between Crown Electrokinetics Corp. and Roth Capital Partners, LLC (as representative of the underwriters named therein).
4.1	Form of Underwriter Warrant.
5.1	Opinion of Pryor Cashman LLP
23.1	Consent of Pryor Cashman LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2022

Crown Electrokinetics Corp.

By:	/s/ Doug Croxall
Name:	Doug Croxall
Title:	Chief Executive Officer

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